Security Information
Security Purchased
 Cusip
JP3167640006
Issuer
ELPIDA MEMORY INC
 Underwriters
Merrill Lynch, Nomura Securities, Mitsubishi UFJ
Securities, Mizuho Securities, Citigroup, SBI E-
Trade Securities
Years of continuous operation, including predecessors
> 3 years
Ticker
6665 JP
Is the affiliate a manager or co-manager of offering?
Co-Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
Firm commitment underwriting?
Yes
 Trade date/Date of Offering
7/10/2006

 Total dollar amount of offering sold to QIBs
 $                                               1,200,000,000
Total dollar amount of any concurrent public offering
 $                                                                  -
Total
 $                                               1,200,000,000

Public offering price
 $                                                           38.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             1.55

Rating
N/A
Current yield
N/A
Fund Specific Information
Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
New York Funds

DWS International Equity Portfolio
New York
                        24,300
 $                   923,308
0.08%
DWS International Fund
New York
                      126,800
 $                 4,817,922
0.40%
 DWS International VIP
New York
48,900
 $                 1,858,016
0.15%
Total

200,000
 $                 7,599,246
0.63%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information
Security Purchased
Cusip
INE475H01011
Issuer
RELIANCE PETROLEUM LTD
Underwriters
Citigroup, DBSI, Merrill Lynch, ENAM Financial
Consultants, HSBC, ICICI Securities, JP Morgan,
SBI Capital Markets, UBS
Years of continuous operation, including predecessors
> 3 years

Ticker
RPET IN
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Name of underwriter or dealer from which purchased
UBS
 Firm commitment underwriting?
Yes
 Trade date/Date of Offering
5/3/2006
Total dollar amount of offering sold to QIBs
 $                                               1,793,225,592

 Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                               1,793,225,592

Public offering price
 $                                                             1.37


Price paid if other than public offering price
 N/A
Underwriting spread or commission
 $                                                             0.01
Rating
N/A
Current yield
N/A
Fund Specific Information
Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Chicago Funds
DWS International Select Equity VIP
Chicago
88,281
 $                   120,945
0.01%
New York Funds
DWS International Equity Portfolio
New York
65,368
 $                     89,554
0.00%
DWS International Fund
New York
354,819
 $                   486,102
0.03%
DWS International VIP
New York
136,018
 $                   186,345
0.01%
DWS Emerging Markets Equity Fund
New York
88,606
 $                   121,390
0.01%
 Total

733,092
 $                 1,004,336
0.06%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
Security Information
Security Purchased
Cusip
4491304006
Issuer
HYNIX SEMICONDUCTOR
Underwriters
CSFB, DBSI, Merrill Lynch, Woori Investment &
Securities
Years of continuous operation, including predecessors
> 3 years
Ticker
HYNX
Is the affiliate a manager or co-manager of offering?
Co-Manager
Name of underwriter or dealer from which purchased
CSFB
Firm commitment underwriting?
Yes
Trade date/Date of Offering
6/23/2006
Total dollar amount of offering sold to QIBs
 $                                                 747,940,000
Total dollar amount of any concurrent public offering
 $                                                                  -
Total
 $                                                 747,940,000
Public offering price
 $                                                           27.37
Price paid if other than public offering price
 N/A
Underwriting spread or commission
1.88%
Rating
N/A
Current yield
N/A
Fund Specific Information
Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
New York Funds
DWS International Equity Portfolio
New York
                          6,000
 $                   164,220
0.02%
DWS International Fund
New York
                        31,700
 $                   867,629
0.12%
DWS International VIP
New York
12,300
 $                   336,651
0.05%
Total
50,000
 $                 1,368,500
0.18%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.